Exhibit 10.5

AMENDMENT #1

to

AMENDED and RESTATED

TAX ALLOCATION AGREEMENT

THIS AMENDMENT, executed as of the 1st day of January, 2006 (the “Effective Date”) by and among The Phoenix Companies, Inc. (“Parent”) and each of its undersigned subsidiaries, to the Amended and Restated Tax Allocation Agreement dated as of January 1, 2001 (the “Agreement”).

WITNESSETH:

WHEREAS, since the date Parent and certain of its subsidiaries entered into the Agreement, some of those subsidiaries have been dissolved, sold or renamed; and

WHEREAS, certain other companies have become subsidiaries of Parent eligible to be part of its consolidated return;

NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

The Agreement shall remain in full force and effect in accordance with its terms except that the undersigned parties shall be the sole parties thereto on and after the Effective Date, subject to Section 11 of the Agreement, and subject to the ability of any qualifying subsidiary of Parent to be hereafter added as a party by execution of an addendum substantially in the form attached hereto as Exhibit A.

IN WITNESS WHEREOF, the undersigned parties, through their duly authorized offices, have executed this Amendment, effective as of the Effective date.

AMERICAN PHOENIX LIFE AND REASSURANCE COMPANY By: /s/ Michael E. Haylon	BOA PROPERTIES, INC. By: /s/ John H. Beers

DPCM HOLDING, INC. (f/k/a DUFF & PHELPS CAPITAL MARKETS CO.) By: /s/ Glenn H. Pease	DUFF & PHELPS INVESTMENT MANAGEMENT COMPANY By: /s/ Glenn H. Pease

ENGEMANN ASSET MANAGEMENT (f/k/a ROGER ENGEMANN & ASSOCIATES, INC. By: /s/ Glenn H. Pease	PASADENA CAPITAL CORPORATION By: /s/ Glenn H. Pease

PHL VARIABLE INSURANCE COMPANY By: /s/ Michael E. Haylon	PHOENIX DISTRIBUTION HOLDING COMPANY By: /s/ John H. Beers

CAM\Agreements\0856 – with electronic signatures.doc

PHOENIX EQUITY PLANNING CORPORATION By: /s/ Glenn H. Pease	PHOENIX FOUNDERS, INC. By: /s/ John H. Beers

PHOENIX GLOBAL SOLUTIONS, INC. By: /s/ John H. Beers	PHOENIX INTERNATIONAL CAPITAL CORPORATION (formerly, PHOENIX STRATEGIC CAPITAL CORPORATION) By: /s/ John H. Beers

PHOENIX INVESTMENT COUNSEL, INC. (f/k/a JOHN P. CHASE, INC.) By: /s/ Glenn H. Pease	PHOENIX INVESTMENT MANAGEMENT COMPANY By: /s/ John H. Beers

PHOENIX INVESTMENT PARTNERS, LTD By: /s/ Glenn H. Pease	PHOENIX LIFE AND ANNUITY COMPANY By: /s/ Michael E. Haylon

PHOENIX LIFE AND REASSURANCE COMPANY OF NEW YORK By: /s/ Michael E. Haylon	PHOENIX LIFE INSURANCE COMPANY By: /s/ Michael E. Haylon

PHOENIX NATIONAL TRUST HOLDING COMPANY By: /s/ John H. Beers	PHOENIX NEW ENGLAND TRUST HOLDING COMPANY By: /s/ John H. Beers

PHOENIX REALTY EQUITY INVESTMENTS, INC. By: /s/ John H. Beers	PHOENIX REALTY INVESTORS, INC. By: /s/ John H. Beers

PHOENIX VARIABLE ADVISORS, INC. By: /s/ John H. Beers	PM HOLDINGS, INC. By: /s/ Michael E. Haylon

PRACTICARE, INC. By: /s/ John H. Beers	PXP INSTITUTIONAL MARKETS GROUP, LTD. By: /s/ Glenn H. Pease

CAM\Agreements\0856 – with electronic signatures.doc

PXP SECURITIES CORP. By: /s/ Glenn H. Pease	THE PHOENIX COMPANIES, INC. By: /s/ Michael E. Haylon

RUTHERFORD FINANCIAL CORPORATION By: /s/ Glenn H. Pease	WS GRIFFITH SECURITIES, INC. By: /s/ John H. Beers

WS GRIFFITH ADVISORS, INC. By: /s/ John H. Beers

CAM\Agreements\0856 – with electronic signatures.doc

EXHIBIT A

ADDENDUM

THIS ADDENDUM to the Amended and Restated Tax Allocation Agreement dated as of January 1, 2001, (the “Agreement”) by and among The Phoenix Companies, Inc. (“Parent”) and other parties to its consolidated return is effective as of _______, 20__ (the “Effective Date”)

The undersigned subsidiary or affiliate of Parent [becomes] [became] eligible on _____,  2____ to join in Parent’s consolidated federal tax return.  By executing this Addendum, such subsidiary or affiliate, agreeing to be bound by the terms of the Agreement, is made a party thereto effective as of the Effective Date.

IN WITNESS WHEREOF, the undersigned have executed this Addendum by their respective duly authorized officers,

[NEW PARTY]

THE PHOENIX COMPANIES, INC.

By:  _______________________

By:  /s/ John H. Beers

Its:

Its:

CAM\Agreements\0856 – with electronic signatures.doc